Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) is the type of information that the registrant treats as private or confidential. Double asterisks denote omissions. Exhibit 10.16 CHANGE ORDER NO. 10 TO WORK ORDER #5997-01 - [**] TESTING This Change Order No. 10 entitled — [**] TESTING (“Change Order No. 10”) effective as of March 10, 2021 (“Change Order No. 10 Effective Date”) to Work Order #5997-01 by and between AstraZeneca Pharmaceuticals LP (“AstraZeneca”) and Emergent Manufacturing Operations Baltimore, LLC (“Service Provider”) hereby adds to the scope of Services set forth in Work Order #5997-01 entered into by the Parties pursuant to the Master Services Agreement dated July 24, 2020 (the “Master Services Agreement”). Capitalized terms used in this Change Order No. 10 that are not otherwise defined herein have the meanings given to them in the Master Services Agreement. In consideration of the mutual promises contained therein and herein and for other good and valuable consideration the receipt and adequacy of which each of the Parties does hereby acknowledge, the Parties hereby agree as follows: 1. Purpose and Description of Change. The purpose of this Change Order No. 10 is to further add to the Services, and to clarify the specific [**] testing Services, set forth in Work Order #5997-01. In addition to the Services set forth in Work Order #5997-01 (including without limitation, within prior Change Orders), Service Provider will render to AstraZeneca the following Services: Work Order #5997-01 had listed [**] testing [**] testing [**] testing. [**] [**] Testing Deliverable Testing ID [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**]

CONFIDENTIAL AND PROPRIETARY [**] [**] Testing Deliverable Testing ID [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] (as per Table 1 below (reference is made to [**]) or as a [**] as per Table 2 below (reference is made to [**]) after [**] review and any associated [**] reports will be provided. Table 1: [**] Testing[**] Method Description* Testing Identification [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] [**] *Note: For clarity, the method descriptions for [**] testing [**] Service Provider are not as set forth in the table in paragraph 1.9 in Work Order #5997-01 but are as set forth in Table 1 above. Table 2: [**] Testing [**] Method Description* Testing Identification [**] [**]

*Note: For clarity, the method descriptions for [**] testing [**] by Service Provider are not as set forth in the table in paragraph 1.9 in Work Order #5997-01 but are as set forth in Table 2 above.

2. Deliverables.

2.1 For Table 1 testing, [**]

2.2 For Table 2 testing, [**]

3. Service Fees.

3.1 In addition to amounts set forth in Work Order #5997-01 and in prior Change Orders, the additional amounts due to Service Provider for Services included under this Change Order No. 10 shall be as follows:

Price per Lot^

[**] Testing Support						
Qty	Task	Testing ID	Deliverable	Direct Fees	Est. Pass Through Costs*	Line Total
[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]

^The above pricing replaces the pricing set forth in Work Order #5997-01 for [**] testing support.
*The estimated pass-through costs are exclusive of the administrative fee. The administrative fee of [**]% will be added to the actual cost of the pass-through costs.

Total Price

[**] Testing Support						
Qty	Task	Testing ID	Deliverable	Direct Fees	Est. Pass Through Costs*	Line Total
[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]
Sub Total				[**]	[**]	[**]

*The estimated pass-through costs are exclusive of the administrative fee. The administrative fee of [**]% will be added to the actual cost of the pass-through costs.

3.2 AstraZeneca shall pay Service Provider all fees and costs set forth in this Change Order No. 10 in accordance with the following payment schedule: (a) all fees are payable [**]% upfront upon initiation of the specified activity or task and (b) all pass-through costs plus the administrative fee of [**]% are payable [**]% upon order placement for the materials or services.

CONFIDENTIAL AND PROPRIETARY

CONFIDENTIAL AND PROPRIETARY 4. Miscellaneous. Except as amended herein, all terms and conditions of Work Order #5997- 01 remain unchanged and in full force and effect. IN WITNESS THEREOF, the authorized representatives of the Parties have executed this Change Order No. 10 as of the Change Order Effective Date. ASTRAZENECA PHARMACEUTICALS LP By: /s/ Michelle Vincent Name: Michelle Vincent Title: Supplier Relationship Manager, BES Date: Apr 1, 2021 EMERGENT MANUFACTURING OPERATIONS BALTIMORE, LLC BY: /s/ Jon Lenihan Name: Jon Lenihan Title: Senior Director, Head of Sales & BD Date: April 2, 2021